EXHIBIT 23.3
CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.
The Board of Directors
International Coal Group, Inc.:
     Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the Form S-8 Registration Statement (the “Form S-8”) a. We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company’s coal reserves in the Company’s prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(a) on November 21, 2005.

Marshall Miller & Associates, Inc.

By:	/s/ K. Scott Keim

	Name:	K. Scott Keim
	Title:	President-Energy & Mineral Resources
December 2, 2005

CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.
The Board of Directors
CoalQuest Development LLC:
     Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the Form S-8 Registration Statement (the “Form S-8”) a. We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company’s coal reserves in the Company’s prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(a) on November 21, 2005.

Marshall Miller & Associates, Inc.

By:	/s/ K. Scott Keim

	Name:	K. Scott Keim
	Title:	President-Energy & Mineral Resources
December 2, 2005

CONSENT OF MARSHALL MILLER & ASSOCIATES, INC.
The Board of Directors
Anker Coal Group, Inc.:
     Marshall Miller & Associates, Inc. hereby consents to the references to our firm in the form and context in which they appear in the Form S-8 Registration Statement (the “Form S-8”) a. We hereby further consent to the use of information contained in our report, dated as of April 22, 2005, setting forth the estimates of the Company’s coal reserves in the Company’s prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(a) on November 21, 2005.

Marshall Miller & Associates, Inc.

By:	/s/ K. Scott Keim

	Name:	K. Scott Keim
	Title:	President-Energy & Mineral Resources
December 2, 2005